Goodwill and Intangible Assets	3 Months Ended
Mar. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets
The following summarizes the change in goodwill for the three months ended March 31, 2016:

	Canada	Europe	MCI	Consolidated
	(In millions)
Balance at December 31, 2015	$551.4	$1,408.7	$23.2	$1,983.3
Business acquisition and disposition(1)	—	—	(0.6)	(0.6)
Foreign currency translation	35.4	10.9	(0.1)	46.2
Balance at March 31, 2016	$586.8	$1,419.6	$22.5	$2,028.9

(1)
The goodwill adjustment for the three months ended March 31, 2016, reflects the final purchase price accounting adjustment associated with the April 1, 2015, acquisition of Mount Shivalik Breweries Ltd. ("Mount Shivalik"), a regional brewer in India.

The following table presents details of our intangible assets, other than goodwill, as of March 31, 2016:

	Useful life	Gross	Accumulated amortization	Net
	(Years)	(In millions)
Intangible assets subject to amortization:
Brands	3 - 50	$1,171.5	$(241.7)	$929.8
License agreements and distribution rights	3 - 28	137.6	(91.6)	46.0
Other	2 - 8	28.3	(27.3)	1.0
Intangible assets not subject to amortization:
Brands	Indefinite	3,212.7	—	3,212.7
Distribution networks	Indefinite	777.9	—	777.9
Other	Indefinite	17.5	—	17.5
Total		$5,345.5	$(360.6)	$4,984.9

The following table presents details of our intangible assets, other than goodwill, as of December 31, 2015:

	Useful life	Gross	Accumulated amortization	Net
	(Years)	(In millions)
Intangible assets subject to amortization:
Brands	3 - 50	$1,121.8	$(226.1)	$895.7
License agreements and distribution rights	3 - 28	135.1	(87.1)	48.0
Other	2 - 8	29.9	(28.6)	1.3
Intangible assets not subject to amortization:
Brands	Indefinite	3,052.2	—	3,052.2
Distribution networks	Indefinite	731.0	—	731.0
Other	Indefinite	17.5	—	17.5
Total		$5,087.5	$(341.8)	$4,745.7

The changes in the gross carrying amounts of intangibles from December 31, 2015, to March 31, 2016, are primarily driven by the impact of foreign exchange rates, as a significant amount of intangibles are denominated in foreign currencies.
Based on foreign exchange rates as of March 31, 2016, the estimated future amortization expense of intangible assets is as follows:

Fiscal year	Amount
(In millions)
2016 - remaining	$30.1
2017	$29.3
2018	$27.7
2019	$27.7
2020	$27.6

Amortization expense of intangible assets was $9.6 million and $7.8 million for the three months ended March 31, 2016, and March 31, 2015, respectively, and is presented within marketing, general and administrative expenses on the unaudited condensed consolidated statements of operations.
We completed our required annual goodwill and indefinite-lived intangible impairment testing as of October 1, 2015, the first day of our fourth quarter, and concluded there were no impairments of goodwill within our Europe, Canada or India reporting units or impairments of our indefinite-lived intangible assets.
Reporting Units and Goodwill
The operations in each of the specific regions within our Canada, Europe and MCI segments are considered components based on the availability of discrete financial information and the regular review by segment management. We have concluded that the components within the Canada and Europe segments each meet the criteria as having similar economic characteristics and therefore have aggregated these components into the Canada and Europe reporting units, respectively. Additionally, we determined that the components within our MCI segment do not meet the criteria for aggregation, and therefore, the operations of our India business constitute a separate reporting unit at the component level.
Our 2015 annual goodwill impairment testing determined our Europe and Canada reporting units to be at risk of failing step one of the goodwill impairment test. Specifically, the fair value of the Europe and Canada reporting units were estimated at approximately 9% and 20% in excess of carrying value, respectively, as of the October 1, 2015, testing date. The fair value of the India reporting unit was deemed to approximate the carrying value of the reporting unit due to purchase price accounting performed as of April 1, 2015, for the Mount Shivalik acquisition, which comprises the majority of the India reporting unit.
Indefinite-Lived Intangibles
Our Molson core brand intangible asset continues to be at risk of future impairment with a fair value estimated at approximately 3% in excess of its carrying value as of the impairment testing date of October 1, 2015. The fair value of the Molson core brands continues to face significant competitive pressures and challenging macroeconomic conditions in the Canada market. These challenges continue to be offset by anticipated cost savings initiatives and supply chain optimization, including the monetization and optimization of our Vancouver brewery location. As of March 31, 2016, the Molson core brand intangible had a carrying value of $2,334.6 million. The value of our other indefinite-lived intangibles continued to be sufficiently in excess of their carrying values as of the October 1, 2015, testing date.

We utilized Level 3 fair value measurements in our impairment analysis of our indefinite-lived intangible assets, which utilizes an excess earnings approach to determine the fair values of the assets as of the testing date. The future cash flows used in the analysis are based on internal cash flow projections based on our long range plans and include significant assumptions by management as noted below.

Key Assumptions
The Europe reporting unit goodwill and the Molson core brand intangible asset are at risk of future impairment in the event of significant unfavorable changes in the forecasted cash flows (including prolonged, or further weakening of, adverse economic conditions or significant unfavorable changes in tax, environmental or other regulations, including interpretations thereof), terminal growth rates, market multiples and/or weighted-average cost of capital utilized in the discounted cash flow analyses. For testing purposes, management's best estimates of the expected future results are the primary driver in determining the fair value. Current projections used for our Europe reporting unit testing reflect continued challenging environments in the future followed by growth resulting from a longer term recovery of the macroeconomic environment, as well as the benefit of anticipated cost savings and specific brand-building and innovation activities. Our Molson core brand projections also reflect a continued challenging environment that has been adversely impacted by a weak economy across all industries, as well as weakened consumer demand driven by increased competitive pressures, partially offset by anticipated cost savings and specific brand-building and innovation activities. Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions and factors. As a result, there can be no assurance that the estimates and assumptions made for purposes of the annual goodwill and indefinite-lived intangible impairment tests will prove to be an accurate prediction of the future. Examples of events or circumstances that could reasonably be expected to negatively affect the underlying key assumptions and ultimately impact the estimated fair value of our reporting units and indefinite-lived intangibles may include such items as: (i) a decrease in expected future cash flows, specifically, a decrease in sales volume and increase in costs that could significantly impact our immediate and long-range results, a decrease in sales volume driven by a prolonged weakness in consumer demand or other competitive pressures adversely affecting our long-term volume trends, a continuation of the trend away from core brands in certain of our markets, especially in markets where our core brands represent a significant portion of the market, unfavorable working capital changes and an inability to successfully achieve our cost savings targets, (ii) adverse changes in macroeconomic conditions or an economic recovery that significantly differs from our assumptions in timing and/or degree (such as a recession or worsening of the overall European economy), (iii) volatility in the equity and debt markets or other country specific factors which could result in a higher weighted-average cost of capital, (iv) sensitivity to market multiples; and (v) regulation limiting or banning the manufacturing, distribution or sale of alcoholic beverages.
Based on known facts and circumstances, we evaluate and consider other recent events and uncertain items, as well as related potential implications, as part of our annual assessment and incorporate into the analyses as appropriate. These facts and circumstances are subject to change and may impact future analyses.
While historical performance and current expectations have resulted in fair values of our reporting units in excess of carrying values, if our assumptions are not realized, it is possible that an impairment charge may need to be recorded in the future.
Definite-Lived Intangibles
Regarding definite-lived intangibles, we continuously monitor the performance of the underlying asset for potential triggering events suggesting an impairment review should be performed. No such triggering events were identified in the first quarter of 2016.
Subsequent Events
In the fourth quarter of 2015, a newly elected government in the state of Bihar, India announced plans to ban the sale of "country" liquor and limit the sale of other forms of alcohol, such as beer, to certain government owned outlets, effective beginning April 1, 2016. On April 5, 2016, four days after the start of the ban on "country" liquor, the government of the state of Bihar announced immediate changes to the ban, implementing a complete prohibition of the sale and consumption of all forms of alcohol. The prohibition only impacts our operations in the state of Bihar, while our other operations in India, including our Mount Shivalik operations, are not impacted. The expected length of the prohibition is currently unclear and we are assessing options to mitigate the adverse impact of the prohibition, such as exporting to other states, potential alternative business operations and seeking legal remediation. Based on foreign exchange rates as of March 31, 2016, asset classes at risk for future impairment include goodwill of $22.5 million for the India reporting unit, only a portion of which is associated with cash flows in Bihar; properties, net of accumulated depreciation, of $13.9 million; certain current assets of $9.1 million; and intangible assets of $1.1 million.